UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 18, 2018, NiSource Inc. (the “Company”), as borrower, entered into a multiple-draw $600 million Term Loan Agreement (the “Agreement”) with the lenders party thereto and MUFG Bank, Ltd., as administrative agent and as sole lead arranger and sole bookrunner. Under the Agreement, the Company borrowed an initial tranche of $150 million on April 18, 2018 and may borrow a second tranche of up to an additional $450 million at any time prior to June 15, 2018. The term loans mature on April 17, 2019 and bear interest at the option of the Company at:

•	a rate equal to the Alternate Base Rate, which is a floating rate equal to the highest of (A) the prime rate of interest quoted by The Wall Street Journal as the “Prime Rate” in the U.S. from time to time, (B) the Federal Funds Effective Rate in effect from time to time + 0.50% and (C) the one-month LIBO rate + 1.0%, or

•	a rate equal to (A) the one-week or one-, two-, three- or six-month LIBO rate plus (B) (i) 50 basis points (for the initial tranche of $150 million) or (ii) 55 basis points (for the second tranche, if any).

The Agreement contains customary affirmative and negative covenants, as well as customary events of default. The Agreement includes one financial covenant, a maximum debt-to-capitalization covenant set at 70%, which is consistent with the Company’s existing $1.85 billion Fourth Amended and Restated Revolving Credit Agreement.

The description above is a summary of the Agreement and is qualified in its entirety by the complete text of the Agreement, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

Exhibit Index

10.1	Term Loan Agreement dated as of April 18, 2018 among NiSource Inc., as borrower, the lenders party thereto and MUFG Bank, Ltd., as administrative agent and as sole lead arranger and sole bookrunner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: April 18, 2018	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer